February 2023

GMG
GOLDEN MATRIX GROUP

meridian
Sports Betting & Gaming in Developing Markets



Financing Presentation

GMGI | MeridianBet Acquisition

citi

Disclaimers

Non-GAAP Financial Measures

Adjusted EBITDA, which is disclosed above, is a "non-GAAP financial measure" presented as a supplemental measure of the Golden Matrix Group, Inc.'s (the "Company", "GMGI", "we" or "us") performance. Adjusted EBITDA is not presented in accordance with accounting principles generally accepted in the United States, or GAAP. Adjusted EBITDA represents net income before interest, taxes, depreciation and amortization, and also excludes stock-based compensation expense. Adjusted EBITDA is presented because we believe it provides additional useful information to investors due to the various noncash items during the period. Adjusted EBITDA is not recognized in accordance with GAAP, is unaudited, and has limitations as an analytical tool, and you should not consider it in isolation, or as substitutes for analysis of the Company's results as reported under GAAP. Some of these limitations are: Adjusted EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments; although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements; and other companies in this industry may calculate Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure. The Company's presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. For more information on these non-GAAP financial measures, please see the section titled "Reconciliation of Net Income attributable to Golden Matrix Group, Inc., to Adjusted Earnings excluding Interest Expense, Interest Income, Tax, Depreciation Expense, Amortization Expense and Stock-based Compensation Expense (unaudited)" included at the end of this presentation. Estimated pro forma Adjusted EBITDA, EBITDA margin and Free Cash Flow of the Company for the FY2023 period, assuming the successful closing of the MeridianBet acquisition as discussed below has not been reconciled in this presentation to the comparable GAAP financial measure because the reconciliation could not be performed without unreasonable efforts.

Forward-Looking Statements

Certain statements made in this document contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 ("forward-looking statements"). Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets" and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the MeridianBet Sale and Purchase Agreement (the "Purchase Agreement") on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of MeridianBet Group or GMGI (collectively, the "Purchase Agreement Parties") to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith;

Disclaimers (Continued)

the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of GMGI to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the ability to obtain approval by GMGI's shareholders on the expected schedule of the transactions contemplated by the Purchase Agreement; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of GMGI to retain and hire key personnel; the diversion of management's attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of GMGI following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which Purchase Agreement Parties operate; the impact of the COVID-19 pandemic on GMGI; the effect on GMGI and its operations of the ongoing Ukraine/Russia conflict, increased interest rates, recessions and increased inflation; the need for additional financing, the terms of such financing and the availability of such financing; the ability of GMGI and/or its subsidiaries to obtain additional gaming licenses; the ability of GMGI to manage growth; GMGI's ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; GMGI's ability to maintain the listing of its common stock on the Nasdaq Capital Market; GMGI's expectations for future growth, revenues, and profitability; GMGI's expectations regarding future plans and timing thereof; GMGI's reliance on its management; the fact that GMGI's chief executive officer has voting control over GMGI; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on GMGI's operations and prospects; GMGI's ability to protect proprietary information; the ability of GMGI to compete in its market; GMGI's lack of effective internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, GMGI's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which GMGI's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of GMGI's products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Disclaimers (Continued)

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GMGI's publicly filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of GMGI's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, GMGI's Annual Report on Form 10-K for the year ended October 31, 2022. These reports are available at www.sec.gov.
The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to GMGI or any person acting on behalf of any Purchase Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GMGI's future results. The forward-looking statements included in this presentation are made only as of the date hereof. GMGI cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GMGI undertakes no obligation to update these statements after the date of this presentation, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by GMGI. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Projections

The financial projections (the "Projections") included herein were prepared by GMGI in good faith using assumptions believed to be reasonable. A significant number of assumptions about the operations of the business of GMGI were based, in part, on economic, competitive, and general business conditions prevailing at the time the Projections were developed. Any future changes in these conditions, may materially impact the ability of GMGI to achieve the financial results set forth in the Projections. The Projections are based on numerous assumptions, including realization of the operating strategy of GMGI; industry performance; no material adverse changes in applicable legislation or regulations, or the administration thereof, or generally accepted accounting principles; general business and economic conditions; competition; retention of key management and other key employees; absence of material contingent or unliquidated litigation, indemnity, or other claims; and other matters, many of which will be beyond the control of GMGI, and some or all of which may not materialize. Additionally, to the extent that the assumptions inherent in the Projections are based upon future business decisions and objectives, they are subject to change. Although the Projections are presented with numerical specificity and are based on reasonable expectations developed by GMGI's management, the assumptions and estimates underlying the Projections are subject to significant business, economic, and competitive uncertainties and contingencies, many of which will be beyond the control of GMGI. Accordingly, the Projections are only estimates and are necessarily speculative in nature. It is expected that some or all of the assumptions in the Projections will not be realized and that actual results will vary from the Projections. Such variations may be material and may increase over time. In light of the foregoing, readers are cautioned not to place undue reliance on the Projections. The projected financial information contained herein should not be regarded as a representation or warranty by GMGI, its management, advisors, or any other person that the Projections can or will be achieved. GMGI cautions that the Projections are speculative in nature and based upon subjective decisions and assumptions. As a result, the Projections should not be relied on as necessarily predictive of actual future events.

GMG | meridian

Disclaimers (Continued)

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote, proxy or approval in connection with the Purchase Agreement or related transactions. In connection with the transactions contemplated by the Purchase Agreement, GMGI plans to file with the Securities and Exchange Commission (SEC) a proxy statement to seek shareholder approval for the Purchase Agreement and the issuance of shares of common stock in connection therewith, which, when finalized, will be sent to the shareholders of GMGI seeking their approval of the respective transaction-related proposals, as well as other documents regarding the proposed transactions. This communication is not a substitute for any proxy statement or other document GMGI may file with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GMGI AND THE PURCHASE AGREEMENT AND THE PROPOSED PURCHASE TRANSACTION.

Empowering a Global Omnichannel iGaming Operator

Business & Transaction Overview

Transaction Summary

- **Golden Matrix Group, Inc. (NASDAQ: GMGI) has agreed to acquire MeridianBet Group** for a purchase price of ~$300mm (Announced January 12, 2023)
- Acquisition will be financed by a combination of **~$50mm** of **new acquisition debt financing,** cash on hand and other debt and ~$230mm of equity financing

Business Combination

- **Golden Matrix** is a leading developer, licensor and global operator of configurable and scalable iGaming platforms
- **MeridianBet** is a well-established B2B & B2C sports betting and gaming group operating and regulated in multiple markets in Europe, Africa and LatAm
- Combination expected to create a **highly profitable and cashflow positive entity** with **established B2B and B2C brands**
- **Highly scalable, asset-light** proprietary online B2B and B2C business model & infrastructure

Leading Sports Betting / iGaming Platform Consisting of the Industry's Most Iconic Brands

GMG

B2B Platform

GM-AG SYSTEM

Scalable Gaming Platform

Key B2C Products

R. KINGS

iCasino Offerings

Key Stats ('22A)

Financial Summary

Revenue: $36mm

Adj. EBITDA: $3.5mm

EBITDA Margin: 10%

Revenue Mix (Country)



United Kingdom
59%
Thailand
14%
Philippines
11%
British Virgin Islands
6%
Singapore
6%
Others
4%

meridian

B2B & B2C Platform

BetShop Manager

Omnichannel Sports Betting

Key B2C Products

Omnichannel Casino Offering

Financial Summary

Revenue: $75mm

Projected EBITDA: >$21mm[3]

EBITDA Margin: 28%

Revenue Mix (Country)



Serbia (#2)
47%
Montenegro (#3)
13%
Tanzania
12%
Bosnia (#4)
11%
Malta
7%
Other[2]
10%
(#) = country rank

Expected High-Growth, High Margin and Cash Generative Model With Established Track Record

Pro Forma Highlights

>650	**~7mm**	**15**	**~3.5mm**	**>$100mm**
Gaming Operations	Online Players	Operating Countries (B2B and B2C)	Retail Customers	Projected 2023 Pro Forma Revenue
~39%	**~$24mm**	**>20%**	**~$25mm**	**2.4x**
Meridian YoY Revenue Growth[4]	Projected 2023 Pro Forma Adj. EBITDA	Projected 2023 Pro Forma Adj. EBITDA Margin	Projected 2023 Pro Forma Annual FCF Generation	Projected Pro Forma Total Leverage

Source: Company management and publicly available press releases. Note: Adjusted EBITDA is a non-GAAP financial measure and includes Adjusted Earnings excluding Interest Expense, Interest Income, Tax, Depreciation Expense, Amortization Expense and Stock-based Compensation Expense. (1) Other countries include Australia, Isle of Man, Curacao, Seychelles, Turks and Caicos, Belize. (2) Other countries include Cyprus, Peru, Belgium. (3) EBITDA, based on current IFRS audited numbers available. (4) Expected 2021 – 2022 revenue growth.

GMG | meridian

Expected Pro Forma Combined Company Highlights

- Combined company expected to be a **leading proprietary technology** and **gaming platform** with scalability and flexibility creating an inherently **high-margin, asset light** business model
- **Increased competitive moat supporting over 650 3rd party casino brands**, over **3.5 million** registered retail customers – with **high market share** and **well-established industry leading brands**
- **Strong balance sheet** and **low transaction leverage of 2.4x**
- Consistent **track record of profitability** and **high cash flow generation**
- Relative **low risk exposure** due to global operations in **over 15 regulated markets** with significant **runway for geographic expansion** and **growth through organic and inorganic opportunities**
- **Experienced board and management team** with proven history of success

GMG | meridian

Significant and Growing Market

Industry Overview

Estimated Global Gaming Market Size By Type

	Total	Sports Betting	Casino / Gaming
TAM ('21)	$279bn	$144bn	$135bn
CAGR ('21 - '26)	8%	11%	3%

Gaming Market Penetration By Channel(1)


100%
95%
90%
85%
80%
75%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Computer/iTV
Mobile
Land-based

Dynamic Market Forces At-Play

- **TAM Expansion:** New regulated market openings (ex. US, Brazil) expected to create a significant increase in number of users in regulated countries / markets and addressable market of industry
- **Accommodative Regulatory Environment:** Improving regulatory environment further legitimizing business activity in space improving market potential
- **Channel Shift:** Increased gambling penetration in new high-growth channels (including mobile & computer based) expected to create opportunities to further monetize customers / users
- **Tech Enablement:** Advancement in online sports betting & iGaming technology is enabling greater engagement and usability of offerings
- **Growth of Online Sports Betting /iGaming as 'Soft Entertainment':** The online sports betting & iGaming space is increasingly being viewed as a mainstream entertainment option with large, traditionally non-gaming players emerging as partners in the space

Source: "Sports Betting Market Growth, Size, Trends, Analysis Report by Type, Application, Region and Segment Forecast 2022-2026," Technavio. "Global Casinos Market (2021-2026) by Casino Type, Gaming Type, Geography, Competitive Analysis and the Impact of Covid-19 with Ansoff Analysis," Infogence Global Research. H2 Gambling Capital. (1) Estimates from 2018.

Transaction Overview

Transaction Summary

- Golden Matrix Group, Inc. (NASDAQ: GMGI) has agreed to acquire MeridianBet Group for a purchase price of approximately $300mm subject to funding and various other closing conditions, including regulatory approvals
- The transaction will be funded via stock and cash including:
  - ~$230mm of equity financing (65.3mm of GMGI common shares valued at $3.50 / share)
  - ~$70mm of cash comprised of ~ $50mm new senior secured debt and cash on hand (including a $10mm promissory note which is part of the purchase price)
- The acquisition is expected to close in the first half of 2023 and is contingent on the $50mm of acquisition financing being satisfied among other conditions

Expected Sources & Uses

Sources	Amount	%
GMGI New Equity Issuance	$229	75.3%
Existing Cash on Hand[1]	15	4.9
New Senior Secured $50mm Financing	50	16.5
$10mm Promissory Note[2]	10	3.3
Total Sources	**$304**	**100.0%**

Uses	Amount	%
Purchase of MeridianBet Equity	$299	98.4%
Fees and Expenses	5	1.6
Total Uses	**$304**	**100.0%**

Projected 12-Month Capitalization Table

	FY 2023E		
($mm)	Current	Adj (+ / -)	Pro Forma
Cash & Cash Equivalents[1]	$15	($5)	$10
New Senior Secured $50mm Financing	--	50	50
$10mm Promissory Note[2]	--	10	10
Total Debt	**--**		**$60**
Projected Adj. EBITDA	**$4**	**$21**	**$25**

Note: Adjusted EBITDA is a non-GAAP financial measure and includes Adjusted Earnings excluding Interest Expense, Interest Income, Tax, Depreciation Expense, Amortization Expense and Stock-based Compensation Expense. (1) Assumes cash is used for fees and expenses. (2) Includes the following terms: (i) accrual of interest at seven percent (7%) per annum; (ii) with monthly interest payments of all accrued interest due on the first day of each calendar month until its maturity date; and (iii) all outstanding principal and unpaid interest due and payable in full nine (9) months post-Phase 1 Closing. Pro Forma numbers are projections based on Meridian IFRS numbers on hand.

GMG | meridian

Expected Indicative Transaction Timeline

VDR to include regulatory, licensing, gaming, financial and other due diligence materials for investors.



February 6th - February 10th
Arranger led initial discussions with potential lenders / investors
February 2023
Investors may be granted access earlier depending on the response timing
Third party due diligence scope agreed and initiated
March 2023
Financial and legal due diligence
Terms negotiation and documentation
January 12th
Announcement of acquisition of MeridianBet Group by Golden Matrix
February 17th
Initial feedback / confirmation of interest due
Mid-February
Signing NDA / grant access to VDR to selected lenders
By end of February
Counsel appointment
End of March
Commitment papers signed
By end of May / June
Acquisition completion and funding[1]

(1) Upon agreement / execution of documentation and other M&A CPs being satisfied but no later than 31st May 2023 (funding by 31st May 2023, closing by 30th June 2023).

GMG | meridian

Organizational Chart

Current Structure



Golden Matrix Group, Inc.
Incorporated in U.S.A.
100%
100%
100%
99.99%
Global Technology Group, Pty Ltd
Incorporated in Australia
RKingsCompetition Ltd.
Incorporated in U.K.
GMG Assets Limited
Incorporated in U.K.
Golden Matrix MX
Incorporated in Mexico
Snezana Bozovic
Aleksandar Milovanovic
Zoran Milosevic
5%
85%
10%
Meridianbet
Incorporated in Montenegro
Meridian Tech
Incorporated in Serbia
Meridian Holding
Incorporated in Malta
Meridian Gaming
Incorporated in Cyprus
84.5%
100%
100%
75.5%
Meridian Worldwide
Incorporated in Cyprus
MeridianTech
Incorporated in Bosnia
Meridian Gaming
Incorporated in Malta
Meridian Gaming
Incorporated in Peru
100%
51%
85%
100%
Bit Tech
Incorporated in Tanzania
Fair Champions M.
Incorporated in Cyprus
My Best Odds
Incorporated in Belgium
Meridian G.
Incorporated in Curacao

Pro-forma Structure



Golden Matrix Group, Inc.
Incorporated in U.S.A.
Acq. Financing Debt Package
100%
100%
100%
100%
$
Meridianbet
Incorporated in Montenegro
Meridian Tech
Incorporated in Serbia
Meridian Holding
Incorporated in Malta
Meridian Gaming
Incorporated in Cyprus
100%
100%
100%
99.99%
Global Technology Group, Pty Ltd
RKingsCompetition Ltd.
Incorporated in U.K.
GMG Assets Limited
Incorporated in U.K.
Golden Matrix MX
Incorporated in Mexico
Indicative Guarantors / TBD
Subsidiaries not shown
All Cash Flow to TopCo

Rationale and Synergies Post M&A

- ✓ Expected highly profitable and cashflow positive CombineCo with enhanced buying power
- ✓ Diversified true omnichannel offering with online & retail B2B / B2C offerings
- ✓ Globally licensed operator in 15+ jurisdictions with leading marketshare
- ✓ Leading proprietary technology & gaming platform with scalability / flexibility

GMG | meridian

Management Overview

Following acquisition close, both GMGI and MeridianBet will continue to operate under their respective brands. GMGI's board will remain in place with one additional MeridianBet board member joining the GMGI board.

GMG



Brian Goodman
CEO

- Founder of GMGI
- 20+ years of gaming experience
- Previous roles have been entrepreneurial and include CEO and senior management positions



Omar Jimenez
CFO

- Joined in April 2021
- 32+ years of C level experience in public and private companies
- Previously worked with Alfadan, Monaker Group, Marmel International, American Leisure, US Installation Group, Onyx Group and Arthur Andersen



Aaron Johnston
Advisor to the Board

- Appointed in Aug 2020
- 20+ years of senior executive-level positions with major online gambling companies
- Previously worked with William Hill, Playtech and Virtue Fusion

meridian



Zoran Milosevic
CEO

- Served as the CEO since 2008
- Joined Meridian in 2003
- Previously was a member of parliament
- Previously worked with Coca Cola and National Lottery in Serbia



Nenad Radanovic
CTO

- Joined Meridian in 2003 and served as the CTO since Sep 2018
- Previous roles include Deputy Manager of Software, QA Solutions, Senior Risk Manager and Sportsbook Price Analyst



Vladan Ilic
Head of Corp. Finance

- Joined in Jul 2014 and served as the Head of Corp. Finance since Aug 2019
- Previously worked with InterCapital, Alfa Broke, ITM Monet, Beomonet and Geokarta

Appendix



Reconciliation of Net Income Attributable to Golden Matrix Group, Inc., to Adjusted Earnings Excluding Interest Expense, Interest Income, Tax, Depreciation Expense, Amortization Expense and Stock-based Compensation Expense (Unaudited)

	Twelve Months Period Ended	
($000s)	October 31, 2022	October 31, 2021
Net Income*	$44	$700
+ Tax Expense	419	--
+ Interest Expense	--	1
– Interest Income	(9)	(0)
+ Depreciation Expense	23	--
+ Amortization Expense	385	39
+ Stock-Based Compensation	2,665	1,691
Adjusted EBITDA	**$3,527**	**$2,431**

Note: See also "Non-GAAP Financial Measures", above.

Source: Company Filings.

*GAAP Net Income includes the 20% non-controlling interest held in RKingsCompetition Ltd by minority shareholders, which was acquired by the Company on November 4, 2022.

GMG | meridian